Exhibit 99

Citizens South Banking Corporation

Southeast SuperCommunity Bank Conference

Atlanta, Georgia

February 15, 2007

CITIZENS SOUTH
Your Bank For Life

1

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Overview of Presentation

CITIZENS SOUTH
Your Bank For Life

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The Citizens South Market Area

Citizens South
Your Bank For Life

Our Charlotte Regional Presence

LOCATIONS
IREDELL COUNTY
MOORESVILLE
STATESVILLE
ROWAN COUNTY
ROCKWELL
SALISBURY
GASTON COUNTY
BELMONT
DALLAS
GASTONIA
MOUNT HOLLY
STANLEY
MECKLENBURG COUNTY
CORNELIUS
UNION COUNTY
MONROE
STALLINGS
WEDDINGTON
YORK COUNTY
ROCK HILL
CITIZENS SOUTH
NC
Charlotte
SC

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The Charlotte Observer – May 21,2006

CITIZENS SOUTH
Your Bank For Life

Charlotte's growth is rampant, like it or not

109,000 new homes possible; boom increases jobs, land values, headaches

BY JEFFERSON GEORGE
jgeorge@charlotteobserver.com

It's easy to find workers clearing oak trees, carving lots out of red clay and building houses in the Charlotte region.

But just how many new homes are coming, and what does that mean to people who already live here?

If subdivision approvals stopped today, an estimated 109,000 new homes still could be built in Mecklenburg and nearby counties, based on an Observer review of planned residential lots.

Despite moratoriums, development fees and other growth-control efforts, enough single-family homes have been approved to house more than 281,000 people – equal to 15 percent of the region's population.

In large subdivisions, houses will arrive in stages over several years. A few may never hold homes due to revised plans or a lack of money.

Without question, though, tens of thousands of houses are coming. Any count of "homes in the pipeline," in fact, is a moving target. Just Monday, almost 1,000 single-family homes won approval in Lincoln County.

Homes on the Horizon

The Observer estimated the potential for single-family home construction in nine counties by gathering information on residential lots and subdivisions approved for development.

11,850
CATAWBA
IREDELL
40
77
N
4,550
6,450
LINCOLN
11,250
CABARRUS
12,200
GASTON
22,250
85
N.C.
S.C.
Charlotte
MECK.
485
YORK
UNION
7,550
20,300
0
20
MILES
77
LANCASTER
12,300

SOURCE: Planners in area counties and municipalities

Online Extras
More in-depth information on each county with an interactive map. WWW.CHARLOTTE.COM/news

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The Charlotte Observer – June 9, 2006

Commercial building surge sweeps region

Case Study: BLAKENEY

REA AND ARDREY KELL ROADS

This 270-acre development under construction will include shops, offices and homes. Construction of the nearly half-million-square-foot retail center is running about two years ahead of schedule.

Residential's always been hot; now, retail, office and industrial construction is growing as well

JASON E. MICZEK – SPECIAL TO THE OBSERVER

CITIZENS SOUTH
Your Bank For Life

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The Management Team

	Experience	Prior Employer
Kim S. Price *President & CEO*	24	First National Bank/FHLB
Gary F. Hoskins *Chief Financial Officer*	19	FHLB - Atlanta/OTS
Daniel M. Boyd, IV *Commercial Banking*	21	Wachovia/First Gaston
V. Burton Brinson, Jr, *Retail Banking*	29	Wachovia
J. Stephen Huffstetler *Mortgage Banking*	26	First Community/FUNB
Paul L. Teem, Jr. *Chief Administrative Officer*	23	Citizens South Bank
Michael R. Maguire *Chief Credit Officer*	26	First Union Nat'l Bank
Kimberly Goins Cooke *Chief Information Officer*	17	First Gaston Bank

CITIZENS SOUTH
Your Bank For Life

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Total Assets

10.7% CAGR
$492,873
$495,751
$508,961
$701,094
$743,370
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
(in thousands)

Citizens South
Your Bank For Life

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Net Outstanding Loans

8.8% CAGR
$299,906
$295,026
$314,127
$468,232
$509,638
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
(in thousands)

CITIZENS SOUTH
Your Bank For Life

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Loan Portfolio Mix

Consumer
13.6%
Residential
16.4%
C&I
6.3%
Commercial RE
63.7%

CITIZENS SOUTH
Your Bank For Life

As of December 31, 2006

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Nonperforming Assets

1.00%
0.75%
0.50%
0.25%
0.00%
0.37%
0.14%
0.34%
0.53%
0.42%
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006

CITIZENS SOUTH
Your Bank For Life

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Total Deposits

9.7% CAGR
$340,862
$342,446
$374,744
$517,544
$562,802
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
(in thousands)
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006

CITIZENS SOUTH
Your Bank For Life

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Total Core Deposits

16.0% CAGR
$116,457
$128,626
$159,782
$213,564
$224,199
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
(in thousands)
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006

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Deposit Mix

Time Deposits
60.2%
DDAs
16.1%
MMDA
20.9%
Savings
2.8%

As of December 31, 2006

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Noninterest Income

(excludes net gains and losses on sales of assets)

$3,878
$4,639
$4,148
$4,378
$6,072
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
(in thousands)

CITIZENS SOUTH
Your Bank For Life

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Net Interest Margin

3.48%
2.94%
2.98%
3.23%
3.31%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006

CITIZENS SOUTH
Your Bank For Life

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Quarterly Operating EPS

$0.12
$0.13
$0.14
$0.13
$0.15
$0.17
$0.18
$0.18
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08

CITIZENS SOUTH
Your Bank For Life

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Outstanding Shares

9,062,727
8,670,313
7,432,144
8,291,544
8,104,683
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006

CITIZENS SOUTH
Your Bank For Life

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Stock Performance Since IPO

Total Return Performance

Total Return Performance
Citizens South Banking Corporation
Russell 2000
SNL Southeast Thrift Index
Index Value
37,500
35,000
32,500
30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
7,500
5,000
04/13/98
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06

Source: SNL Financial LC

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Thank You.

We appreciate your interest in Citizens South Banking Corporation.

CITIZENS SOUTH
Your Bank For Life

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Citizens South Banking Corporation

Southeast SuperCommunity
Bank Conference
Atlanta, Georgia

February 15, 2007

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Forward Looking Statements

          Statements contained in this presentation, which are not historical facts, are forward looking statements.  The Company’s senior management or directors may from time to time make public forward looking statements concerning matters herein.  Such forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission on Forms 10-Q and 10-K.  The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.

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Overview of Presentation

•	Corporate Profile

•	Vision and Business Strategy

•	Historical Financial Performance

•	Why own Citizens South Banking Corporation stock

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Corporate Profile

•	Founded in 1904

•	Converted to a Mutual Holding Company in 1998

•	Acquired Innes Street Financial Corporation, Salisbury , NC in 2001

•	Converted to a Stock Holding Company in 2001

•	Acquired Trinity Bank, Monroe, NC in 2005

•	Operate 14 full-service offices and two loan production offices with 146 employees

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Stock Information

Stock Price as of 01-26-07	$13.24
Consensus 2007 Estimate	$0.76
Book Value (12-31-06)	$10.61
Cash Dividend (Annualized)	$0.30

Price to 2007 Estimate	17.4x
Price to Book Value	122.0%
Dividend Yield	2.3%

Listed on NASDAQ Global Market under the ticker symbol “CSBC”

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Selected Financial Information
(Dollars in thousands)

December 31, 2006

Assets	$743,370
Loans	$515,402
Deposits	$562,802
Equity	$85,961

Net interest margin	3.31%
Return on Assets	0.76%
Return on Equity	6.41%
Efficiency Ratio	65.51%
Equity / Assets	11.86%

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2006 Developments

•	Realized a 42% increase in diluted operating EPS to $0.67

•	Initiated a Performance Acceleration Program

•	Realigned management team and incentive bonus plan

•	Consolidated data processing and back-office functions from Trinity Bank

•	Increased NIM by 8 basis points to 3.31%

•	Opened a full-service office in Belmont, NC

•	Opened a LPO in Rock Hill, SC

•	Deposit growth of 8.7% to $562.8 million

•	Organic loan growth of 8.9% to $515.4 million

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The Citizens South Market Area

Our Charlotte Regional Presence

[GRAPHIC APPEARS HERE]

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Deposit Market Share

Counties Where Citizens South has a Branch Office – Gaston, Rowan, Iredell, & Union – As of June 30, 2006

Rank	Financial Institution	Branches	Deposits (000’s)	Market Share

1	Branch Banking and Trust Co.	23	$1,295,897	18.81%
2	Wachovia Bank	27	$1,280,407	18.59%
3	Bank of America	17	$543,963	7.90%

4	Citizens South Bank	14	$539,392	7.83%

5	SunTrust Bank	14	$535,124	7.77%
6	Farmers and Merchants Bank	9	$394,691	5.73%
7	First Charter Bank	8	$354,338	5.14%
8	First Gaston Bank of NC	7	$242,623	3.52%
9	First Citizens Bank & Trust	7	$229,131	3.33%
10	Yadkin Valley Bank	6	$223,725	3.25%
	All other institutions	45	$1,249,001	18.13%

Total Deposits - All CSB Counties		177	$6,888,292	100.00%

Source: FDIC

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Deposit Market Share

Charlotte Metropolitan Area
As of June 30, 2006

Rank	Financial Institution	Branches	Deposits (000’s)	Market Share

1	Wachovia Bank	85	$60,486,030	64.38%
2	Bank of America	56	$21,695,208	23.09%
3	Branch Banking & Trust	49	$2,901,353	3.09%
4	First Charter Bank	34	$2,229,037	2.37%
5	SunTrust Bank	34	$1,239,512	1.32%
6	RBC Centura	17	$1,116,922	1.19%
7	First Citizens Bank & Trust	29	$902,066	0.96%

8	Citizens South Bank	10	$336,583	0.36%

9	American Community Bank	10	$318,877	0.34%
10	First Trust	2	$261,252	0.28%
11	South Carolina B&T	6	$199,724	0.21%
12	First Gaston Bank of NC	5	$197,090	0.21%
13	New Dominion Bank	3	$194,507	0.21%
14	Bank of Granite	4	$170,905	0.18%
15	Scottish Bank	4	$162,055	0.17%
	All other institutions	67	$1,542,370	1.64%

Total Deposits - Charlotte MSA		415	$93,953,491	100.00%

Source: FDIC

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The Charlotte Observer – May 21,2006

[GRAPHIC APPEARS HERE]

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The Charlotte Observer – June 9, 2006

[GRAPHIC APPEARS HERE]

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The Management Team

		Experience	Prior Employer

•	Kim S. Price	24	First National Bank/FHLB
	President & CEO

•	Gary F. Hoskins	19	FHLB - Atlanta/OTS
	Chief Financial Officer

•	Daniel M. Boyd, IV	21	Wachovia/First Gaston
	Commercial Banking

•	V. Burton Brinson, Jr,	29	Wachovia
	Retail Banking

•	J. Stephen Huffstetler	26	First Community/FUNB
	Mortgage Banking

•	Paul L. Teem, Jr.	23	Citizens South Bank
	Chief Administrative Officer

•	Michael R. Maguire	26	First Union Nat’l Bank
	Chief Credit Officer

•	Kimberly Goins Cooke	17	First Gaston Bank
	Chief Information Officer

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Vision and Business Strategy

I	Create a Banklike Organization

	A.	Management / Culture

	B.	Restructure Balance Sheet

	C.	Grow

	D.	Generate Additional Noninterest Sources of Revenue

	E.	Manage Interest Rate Risk

	F.	Create Charlotte Regional Franchise / Footprint

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Vision and Business Strategy

II	Enhance Shareholder Value

	A.	Leverage Capital

		1.	Grow retail and commercial banking

		2.	Establish de novo offices

		3.	Investigate branch acquisitions

		4.	Invest in related businesses

		5.	Pursue whole bank acquisitions

	B.	Manage Capital

		1.	Evaluate dividend policy

		2.	Execute stock repurchase plan

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Total Assets

[CHART APPEARS HERE]

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Net Outstanding Loans

[CHART APPEARS HERE]

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Loan Portfolio Mix

[CHART APPEARS HERE]

As of December 31, 2006

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Nonperforming Assets

[CHART APPEARS HERE]

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Total Deposits

[CHART APPEARS HERE]

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Total Core Deposits

[CHART APPEARS HERE]

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Deposit Mix

[CHART APPEARS HERE]

As of December 31, 2006

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Noninterest Income

(excludes net gains and losses on sales of assets)

[CHART APPEARS HERE]

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Net Interest Margin

[CHART APPEARS HERE]

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Quarterly Operating EPS

[CHART APPEARS HERE]

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Outstanding Shares

[CHART APPEARS HERE]

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Why Own CSBC?

•	Dynamic Market

•	Charlotte Regional Franchise / Footprint

•	Balance Sheet Transformation

•	Attractive Price – 17.4x 2007 estimate and 122% of book value

•	Experienced Management Team

•	Proven Leverage Performance

•	Earnings Momentum

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Stock Performance Since IPO

Total Return Performance

[CHART APPEARS HERE]

Index	04/13/98	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06

Citizens South Banking Corporation	10,000	23,843	33,225	34,654	29,646	32,866
Russell 2000	10,000	8,494	12,507	14,801	15,474	18,317
SNL Southeast Thrift Index	10,000	13,882	21,052	24,886	22,646	26,614

Source: SNL Financial LC

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Thank You.

We appreciate your interest in Citizens South Banking Corporation.